Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK FUNDS II	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK FUNDS III	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK CAPITAL SERIES
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II

Supplement dated March 1, 2019 to the current Prospectus, as may be supplemented

Appendix 1 to each fund’s prospectus is amended to include the following:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James transactional brokerage account which is not held directly at the fund will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
•	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James transactional brokerage account which is not held directly at the fund will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James transactional brokerage account which is not held directly at the fund will be eligible only for the following contingent deferred sales charge (CDSC) waivers, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

For funds with Class A and C shares, the following disclosure is applicable:

CDSC Waivers on Class A and C shares available at Raymond James

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
•	Shares acquired through a right of reinstatement

For funds with Class A, B and C shares, the following disclosure is applicable:

CDSC Waivers on Class A, B and C shares available at Raymond James

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
•	Shares acquired through a right of reinstatement

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.